UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                  June 15, 2006


                         United States Steel Corporation
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             (Exact name of registrant as specified in its charter)


          Delaware                1-16811               25-1897152
      ---------------     ----------------------    -------------------
      (State or other        (Commission File          (IRS Employer
      jurisdiction of             Number)           Identification No.)
       incorporation)

         600 Grant Street, Pittsburgh, PA              15219-2800
        ----------------------------------             ----------
         (Address of principal executive               (Zip Code)
                    offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 15, 2006, all outstanding shares of United States Steel Corporation
7% Series B Mandatory Convertible Preferred Shares (MEDS) were automatically converted into approximately 16 million shares of United States Steel Corporation common stock in accordance with the terms of the MEDS. A copy of the press release announcing the conversion is filed herewith in substantially the form released.

Item 9.01. Financial Statements and Exhibits

     (d)  Exhibits

          99.1 Press Release - "U. S. Steel Reports Conversion of MEDS to
                                Common Stock"


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By   /s/ Gretchen R. Haggerty
     ---------------------------
     Gretchen R. Haggerty
     Executive Vice President
     and Chief Financial Officer

Dated:  June 16, 2006